Terra Systems, Inc.
       Stock Issuance with a Call Option Vesting Schedule
                       September 30, 2000

Employee             Grant  Vestin  Purch   Fair   Deferre
Issuances                      g     ase    Value     d
for Services  Shar   Date    Date   Price    Of    Compens
               es                          Stock3  ation
1997
Issuances
Mark          2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
Philbrick        0    97      98         1                0

Mark          2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
Philbrick        0    97      99         1                0

Brett         2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
Cornaby          0    97      98         1                0

Brett         2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
Cornaby          0    97      99         1                0

Stephan       2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
Gmelin           0    97      98         1                0

Stephan       2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
Gmelin           0    97      99         1                0

Phillip       3,25  1-May-  1-May-   $0.00   $1.00  3,246.7
Harmon           0    97      98         1                5

Phillip       3,25  1-May-  1-May-   $0.00   $1.00  3,246.7
Harmon           0    97      99         1                5

R B Harmon    2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
                 0    97      98         1                0

R B Harmon    2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
                 0    97      99         1                0

Chris Harris  3,25  1-May-  1-May-   $0.00   $1.00  3,246.7
                 0    97      98         1                5

Chris Harris  3,25  1-May-  1-May-   $0.00   $1.00  3,246.7
                 0    97      99         1                5

Tony Hettich  2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
                 0    97      98         1                0

Tony Hettich  2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
                 0    97      99         1                0

Michelle      2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
Hochhalter       0    97      98         1                0

Michelle      2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
Hochhalter       0    97      99         1                0

Glen Miner     500  1-May-  1-May-   $0.00   $1.00   499.50
                      97      98         1

Glen Miner     500  1-May-  1-May-   $0.00   $1.00   499.50
                      97      99         1

Ao Pauga      2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
                 0    97      98         1                0

Ao Pauga      2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
                 0    97      99         1                0

Jim Prince    5,00  1-May-  1-May-   $0.00   $1.00  4,995.0
                 0    97      98         1                0

Jim Prince    5,00  1-May-  1-May-   $0.00   $1.00  4,995.0
                 0    97      99         1                0

Dave          2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
Philbrick        0    97      98         1                0

Dave          2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
Philbrick        0    97      99         1                0

Wyatt Wall    2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
                 0    97      98         1                0

Wyatt Wall    2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
                 0    97      99         1                0

Kathy         2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
Synergarrd       0    97      98         1                0

Kathy         2,50  1-May-  1-May-   $0.00   $1.00  2,497.5
Synergarrd       0    97      99         1                0

Betty Jean     500  1-May-  1-May-   $0.00   $1.00   499.50
Wilcken               97      98         1

Betty Jean     500  1-May-  1-May-   $0.00   $1.00   499.50
Wilcken               97      99         1

Totals- 1997  75,0                                  74,925.
Issuances       00                                       00

1998
Issuances

Jim Prince    50,0  31-Mar- 31-Mar-  $0.00   $1.13  56,250.
                00    98      98         1               00

Jim Prince    50,0  31-Mar- 31-Mar-  $0.00   $1.13  56,250.
                00    98      99         1               00

Jim Prince1   50,0  31-Mar- 31-Mar-  $0.00   $1.13  56,250.
                00    98      00         1               00

Jim Prince1   50,0  31-Mar- 31-Mar-  $0.00   $1.13  56,250.
                00    98      01         1               00

Christopher   50,0  31-Mar- 31-Mar-  $0.00   $1.13  56,250.
B. Harris       00    98      98         1               00

Christopher   50,0  31-Mar- 31-Mar-  $0.00   $1.13  56,250.
B. Harris       00    98      99         1               00

Christopher   50,0  31-Mar- 31-May-  $0.00   $1.13  56,250.
B. Harris2      00    98      00         1               00

Totals- 1998  350,                                  393,750
Issuances      000                                      .00


1999
Issuances

Michelle      10,0  30-Sep- 30-Sep-  $0.00   $0.97  9,660.0
Hochhalter      00    99      01         1                0

Michelle      10,0  30-Sep- 30-Sep-  $0.00   $0.97  9,660.0
Hochhalter      00    99      02         1                0

Totals- 1999  20,0                                  19,320.
Issuances       00                                       00

Total to      445,                                  487,995
Employees      000                                      .00
-----
1 During the year ended December 31, 1999, 100,000 shares were forfeited due to the termination of employment. The compensation expense previously recognized was reversed.

2 During the six months ended June 30, 2000, 50,000 shares were forfeited due to missed performance agreements. The compensation expense previously recognized was reversed.

3 The fair value of shares issued to employees is the fair value on the date of issuance.


                           Exhibit 99
                       Terra Systems, Inc.
       Stock Issuance with a Call Option Vesting Schedule
                       September 30, 2000

Employee    Defer
Issuances    red
for          Comp   31-    31-Dec-  31-    30-    31-    31-   31-Dec-
Services            Dec-     98     Dec-  Jun-   Dec-   Dec-     02
                     97              99    00     00     01
            ------  -----   ------  ----- -----  ----  -----   -------
1997
Issuances

Mark         2,497  1,498   792.00  207.0
Philbrick      .50    .50               0

Mark         2,497  1,498   792.00  207.0
Philbrick      .50    .50               0

Brett        2,497  1,498   792.00  207.0
Cornaby        .50    .50               0

Brett        2,497  1,498   792.00  207.0
Cornaby        .50    .50               0

Stephan      2,497  1,498   792.00  207.0
Gmelin         .50    .50               0

Stephan      2,497  1,498   792.00  207.0
Gmelin         .50    .50               0

Phillip      3,246  1,948  1,029.6  269.1
Harmon         .75    .05        0      0

Phillip      3,246  1,948  1,029.6  269.1
Harmon         .75    .05        0      0

R B Harmon   2,497  1,498   792.00  207.0
               .50    .50               0

R B Harmon   2,497  1,498   792.00  207.0
               .50    .50               0

Chris        3,246  1,948  1,029.6  269.1
Harris         .75    .05        0      0

Chris        3,246  1,948  1,029.6  269.1
Harris         .75    .05        0      0

Tony         2,497  1,498   792.00  207.0
Hettich        .50    .50               0

Tony         2,497  1,498   792.00  207.0
Hettich        .50    .50               0

Michelle     2,497  1,498   792.00  207.0
Hochhalter     .50    .50               0

Michelle     2,497  1,498   792.00  207.0
Hochhalter     .50    .50               0

Glen Miner   499.5  299.7   158.40  41.40
                 0      0

Glen Miner   499.5  299.7   158.40  41.40
                 0      0

Ao Pauga     2,497  1,498   792.00  207.0
               .50    .50               0

Ao Pauga     2,497  1,498   792.00  207.0
               .50    .50               0

Jim Prince   4,995  2,997  1,584.0  414.0
               .00    .00        0      0

Jim Prince   4,995  2,997  1,584.0  414.0
               .00    .00        0      0

Dave         2,497  1,498   792.00  207.0
Philbrick      .50    .50               0

Dave         2,497  1,498   792.00  207.0
Philbrick      .50    .50               0

Wyatt Wall   2,497  1,498   792.00  207.0
               .50    .50               0

Wyatt Wall   2,497  1,498   792.00  207.0
               .50    .50               0

Kathy        2,497  1,498   792.00  207.0
Synergarrd     .50    .50               0

Kathy        2,497  1,498   792.00  207.0
Synergarrd     .50    .50               0

Betty Jean   499.5  299.7   158.40  41.40
Wilcken          0      0

Betty Jean   499.5  299.7   158.40  41.40
Wilcken          0      0

Total 1997   74,92  44,95  23,760.  6,210
Issuance      5.00   5.00       00    .00


1998
Issuances

Jim Prince   56,25         56,250.   0.00
              0.00              00

Jim Prince   56,25         42,392.  13,85
              0.00              78   7.22

Jim          56,25         21,192.      -
Prince1       0.00              27  21,14
                                     2.27

Jim          56,25         14,151.      -
Prince1       0.00              28  14,10
                                     1.28

Christopher  56,25         56,250.   0.00
   B.         0.00              00
Harris

Christopher  56,25         42,392.  13,85
  B.          0.00              78   7.22
Harris

Christopher  56,25         19,563.  25,90 45,41
  B.          0.00              89   0.25  4.14
Harris2


Total 1998   393,7         252,193  18,37 45,41
Issuance     50.00             .00   1.14  4.14


1999
Issuances

Michelle     9,660                  1,207 2,415  2,415  3,622
Hochhalter     .00                    .50   .00    .00    .50

Michelle     9,660                  805.0 1,610  1,610  3,220  2,415.
Hochhalter     .00                      0   .00    .00    .00      00

Total 1999   19,32            0.00  2,012 4,025  4,025  6,842  2,415.
Issuance      0.00                    .50   .00    .00    .50      00

Total to     487,9  44,95  275,953  26,59     -  4,205  6,842  2,415.
Employees    95.00   5.00      .00   3.64 41,38    .00    .50      00
                                           9.14
             ========================================================
             Defer
               red
              Comp  29,97  147,767  28,09 13,28
                     0.00      .00   3.00  2.00
----------------
1 During the year ended December 31, 1999, 100,000 shares were forfeited due to the termination of employment. The compensation expense previously recognized was reversed.

2 During the six months ended June 30, 2000, 50,000 shares were forfeited due to missed performance agreements. The compensation expense previously recognized was reversed.



                           Exhibit 99
                       Terra Systems, Inc.
            Stock Issued for Services - Non Employees
                       September 30, 2000

                                                Expens
                                                  e
Non-               Grant   Vestin Purc   Fair   To be
Employee                     g    hase  Value
Issuances    Shar   Date    Date  Pric    Of    Recogn  31-    30-
for           es                    e   Stock   ized    Dec-   Jun-
Services                                  1             99     00
---------    ----  ------  ------ ----- ------  ------  -----  -----
1999
Issuances

United
Group of
Property      46,2 31-Mar- 31-Mar- $0.5  $0.50  23,189   23,18
Mgmt Co.'s      86   99      99       0                      9

Robert        30,0 31-Mar- 31-Mar- $0.5  $0.50  15,000   15,00
Underwood       00   99      99       0                      0

Tim Gwyther   30,0 31-Mar- 31-Mar- $0.5  $0.50  15,000   15,00
                00   99      99       0                      0

Robert        30,0 30-Jun- 30-Jun- $0.5  $0.50  15,000   15,00
Underwood       00   99      99       0                      0

Tim Gwyther   30,0 30-Jun- 30-Jun- $0.5  $0.50  15,000   15,00
                00   99      99       0                      0

Robert        21,5 30-Sep- 30-Jun- $0.7  $0.70  15,000   15,00
Underwood       00   99      99       0                      0

Tim Gwyther   21,5 30-Sep- 30-Sep- $0.7  $0.70  15,000   15,00
                00   99      99       0                      0

Robert        25,0 31-Dec- 31-Dec- $0.6  $0.60  15,000   15,00
Underwood       00   99      99       0                      0

Tim Gwyther   25,0 31-Dec- 31-Dec- $0.6  $0.60  15,000   15,00
                00   99      99       0                      0

Totals-       259,                              143,18   143,1      0
1999           286                                   9      89
Issuances

2000
Issuances

Robert        30,0 31-Mar- 31-Mar- $0.5  $0.50  15,000          15,00
Underwood       00   00      00       0                             0

Tim Gwyther   30,0 31-Mar- 31-Mar- $0.5  $0.50  15,000          15,00
                00   00      00       0                             0

Robert        31,4 30-Jun- 30-Jun- $0.4  $0.48  15,000          15,00
Underwood       60   00      00       8                             0

Tim Gwyther   31,4 30-Jun- 30-Jun- $0.4  $0.48  15,000          15,00
                60   00      00       8                             0

Totals-       122,                              60,000       0  60,00
2000           920                                                  0
Issuances

Total
Issuances
to
Non-          382,                              203,18   143,1  60,00
Employees      206                                   9      89      0
------------------
1 The fair values of shares issued is the average trading price during the fiscal quarter that services were rendered. All expenses were recognized in the period of service.